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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2003

FOREST OIL CORPORATION
(Exact name of registrant as specified in charter)

New York	1-13515	25-0484900
(State or other juris- diction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1600 Broadway, Suite 2200, Denver, Colorado 80202
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: 303.812.1400

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Financial Statements.

        Not applicable.

(b)
Pro Forma Financial Information.

        Not applicable.

(c)
Exhibits.

Exhibit	Description
99.1	Forest Oil Corporation press release dated January 7, 2003, entitled "Forest Oil Updates Fourth Quarter 2002 Guidance and Provides Initial 2003 Guidance"

Item 9. Regulation FD Disclosure.

        In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

        The registrant issued a press release dated January 7, 2003 updating its guidance from the fourth quarter 2002 and providing initial 2003 guidance, which is attached to this Form 8-K as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION (Registrant)
Dated: January 7, 2003	By:	/s/ NEWTON W. WILSON III Newton W. Wilson III Senior Vice President— Legal Affairs & Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description
99.1	Forest Oil Corporation press release dated January 7, 2003, entitled "Forest Oil Updates Fourth Quarter 2002 Guidance and Provides Initial 2003 Guidance"

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K